Exhibit 10.8
Dated as of November 22, 2006
To	the banks, financial institutions and other institutional lenders (collectively, the “Lenders”) parties to the Credit Agreement referred to below and to Morgan Stanley Senior Funding, Inc. as administrative agent (the “Administrative Agent”) for the Lenders
Ladies and Gentlemen:
Re: Astoria Financing — Second Lien Credit Agreement
     We refer to the Second Lien Credit Agreement dated as of February 23, 2006, among, inter alia, the undersigned and you (as amended through the date hereof, the “Credit Agreement”. Capitalized terms not otherwise defined in this letter agreement have the same meanings as specified in the Credit Agreement.
     The Borrower is seeking to eliminate the $100,000,000 synthetic letter of credit facility under the First Lien Facilities (the “Synthetic LC Facility”) it is currently utilizing as credit support for its existing spark spread hedge which expires on December 31, 2007. The hedge counterparty, Morgan Stanley Capital Group Inc., has agreed to accept either (i) a $100,000,000 special letter of credit or (ii) a $100,000,000 first lien on the collateral, ranking pari passu with the First Lien Obligations, and the payment of associated credit charges. In either ease, the Borrower will pay no more interest expense and associated credit charges than it otherwise would have were it to leave the Synthetic LC Facility in place.
     The Borrower currently has a $384,000,000 “basket” of permitted first lien capacity, in the aggregate, available for posting letters of credit to support Permitted Commodity Hedge Agreements or working capital obligations under section 5.02(b)(iii) of the Credit Agreement. As the existing SI 00.000,000 Synthetic LC Facility is part of the First Lien Facilities, it is not included in this $384,000,000 “basket”. Consequently, the elimination of the Synthetic LC Facility represents a $100,000,000 reduction in the Borrower’s funded first lien capacity.
     Accordingly, the Borrower hereby requests a technical clarification to Section 5,02(b)(iii) of the Credit Agreement to provide that Permitted Commodity Hedge Agreements or Debt under any letter of credit facility supporting Permitted Commodity Hedge Agreements, or any combination thereof, be permitted under such section. Accordingly, such clause would be amended as follows (with the new, proposed language in bold and underlined): “(iii) secured Debt under (1) any Permitted Commodity Hedge Agreement or (2) any letter of credit facility that either (A) supports a Permitted Commodity Hedge Agreement (including, without limitation, the Special LC Facility) or (B) supports working capital obligations, in an aggregate principal amount, with respect to clauses (1) and (2) above, not to exceed $384,000,000 at any one time outstanding; provided that (x) the counterparty under any such Permitted Commodity Hedge Agreement and any lender or letter of credit issuer of such Debt, as the case may be, has become a party to the Intercreditor Agreement as, and has obligations of, a

First Lien Secured Party thereunder and (y) such Debt shall only be secured by the Liens created by the Collateral Documents;”.
     The Borrower believes that the requested technical amendment is credit enhancing as it relatively reduces interest expense and credit charges, while at the same time it does not impact the current collateral support provided to the existing lenders.
     In addition, we also request that each Lender hereby authorizes the Administrative Agent and the Collateral Agent to agree to any amendments to the Intercreditor Agreement or any other Loan Document (other than the Credit Agreement) that may be necessary or desirable (as determined by the Administrative Agent) to reflect the amendment to Section 5.02(b)(iii) of the Credit Agreement set forth above.
     Each of the Guarantors hereby confirms and agrees to the foregoing amendments and confirms and agrees that (a) notwithstanding such amendment, each Loan Document to which it is a party is, and shall continue to be, in Full force and effect and is hereby ratified in all respects, except that, on and after the effectiveness of this letter agreement, each reference in such Loan Document to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this letter agreement, and (b) the Collateral Documents to which it is a party do, and shall continue to, secure the Secured Obligations.
     This letter amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders. On and after the effectiveness of this letter agreement, each reference in the Credit Agreement to the Credit Agreement (howsoever referred to), and each reference in the other Loan Documents to Credit Agreement (howsoever referred to), shall mean and be a reference to the Credit Agreement, as amended by this letter agreement.
     The Credit Agreement, as amended by this letter agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and the Collateral Documents do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this letter agreement. The execution, delivery and effectiveness of this letter agreement shall not, except as expressly provided herein, waive any right, power or remedy of any Lender or the Agent under any Loan Document or any provision of any Loan Document.
     If you agree to the terms and provisions hereof, please complete the blank signature block on the final page hereto with the name of your institution and execute and return, by facsimile or email, your signature page to this letter agreement to Cassandra Miller, Shearman & Sterling, LLP, 599 Lexington Avenue, New York, NY 10022; facsimile number (646) 848 8673; email: cassaudra.miller@shearman.com.
     This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

2

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By	/s/ Stephen B. King
Title: Vice President

MORGAN STANLEY BANK, as Lender
By	/s/ Stephen B. King
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

EAGLE CREEK CLO, LTD., as Lender
By	/s/ Thomas N. Davis
Title: Authorized Signor — Thomas N. Davis

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

LANDMARK VII CDO LIMITED By: Aladdin Capital Management LLC, as Manager, as Lender
By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

LANDMARK VIII CDO LIMITED By: Aladdin Capital Management LLC, as Manager, as Lender
By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

AG ALPHA CREDIT MASTER LTD, as Lender
By	/s/ Illegible
Title: CIO

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Ares X CLO Ltd.
By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner, as Lender

By	/s/ Americo Cascella
Title: VICE PRESIDENT

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Ares VR CLO Ltd.
By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner, as Lender

By	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
Title: VICE PRESIDENT

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Ares VIR CLO Ltd.
By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner, as Lender

By	/s/ Americo Cascella
	Name:	AMERICO CASCELLA
	Title:	VICE PRESIDENT

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

BABSON CLO LTD. 2004-I BABSON CLO LTD. 2005-I BABSON CLO LTD. 2005-II BABSON CLO LTD. 2006-I SUFFIELD CLO, LIMITED, as Lenders By: BabsonCapital Management LLC as Collateral Manager
By	/s/ Russell D. Morrison
Title: Managing Director

BILL & MELINDA GATES FOUNDATION TRUST, as Lender By: BabsonCapital Management LLC as Investment Adviser
By	/s/ Russell D. Morrison
Title: Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Lender By: BabsonCapital Management LLC as Investment Adviser
By	/s/ Russell D. Morrison
Title: Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Atlas Loan Funding 1, LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager, as Lender
By	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

APOLLO TRADING LLC, as Lender

By	/s/ L. Murchison Taylor

Title: VICE PRESIDENT

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Bank of America, N.A., as Lender

By	/s/ Coleigh Mckay

By: Coleigh Mckay
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC, as Lender

By	/s/ Peter R. Bennitt

Title: PRINCIPAL
Astoria — Signature Page
2nd Lien

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By	/s/ Peter R. Bennitt

Title: PRINCIPAL
Astoria — Signature Page
2nd Lien

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

By: Callidus Debt Partners CLO Fund IV Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as Lender

By	/s/ Peter R. Bennitt

Title: PRINCIPAL
Astoria — Signature Page
2nd Lien

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Carlyle Loan Investment, Ltd., as Lender

By	/s/ Mark Alter

Title: Managing Director
Astoria — Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Carlyle Loan Opportunity Fund, as Lender

By	/s/ Mark Alter

Title: Managing Director
Astoria — Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Carlyle High Yield Partners IV, Ltd., as Lender

By	/s/ Mark Alter

Title: Managing Director
Astoria — Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Chatham Asset High Yield
Master Fund, Ltd., as Lender

By	/s/ James Ruggerio, Jr.

Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

CREDIT SUISSE CAPITAL LLC, as Lender

By	/s/ Barry Zamore

Title: MANAGING DIRECTOR

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Madison Park Funding II, as Lender

By	/s/ David H. Lerner

Title: AUTHORIZED SIGNATORY

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Dresdner Bank AG, New York
and Grand Cayman Branches, as Lender

By	/s/ Brian Schneider

Title: Vice President

By	/s/ Jeannine Arnodeo

Title: Director

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Seal Rock Offshore Funding, L.L.C., as Lender

By Farallon Capital Management, L.L.C., Its Manager

By	/s/ Monica R. Landry

Title: Managing Member

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC., as Lender

By	/s/ Beata Konopko

Title: Attorney-In-Fact
Astoria — Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Fortress Credit Funding I LP., as Lender

By	/s/ Glenn P. Cummins

Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Fortress Credit Funding II LP., as Lender

By	/s/ Glenn P. Cummins

Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Fortress Credit Investments I LTD., as Lender

By	/s/ Glenn P. Cummins

Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Fortress Credit Investments II LTD., as Lender

By	/s/ Glenn P. Cummins

Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

Highland Credit Opportunities CDO Ltd
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General
Partner, as Lender

By	/s/ Brian Lohrding

Title: Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
Astoria — Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and as Lender

By

Title:

J. P. MORGAN WHITEFRIARS INC., as Lender

By	/s/ Jason Boyer

Title: VP

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Venture V CDO Limited By its investment advisor, MJX Asset Management LLC, as Lender
By	/s/ Kenneth Ostmann
Title: Director

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

ROSEDALE CLO II LTD.
By:	Princeton Advisory Group, Inc.
the Collateral Manager, as Lender

By	/s/ Thomas Brower
Title: SR Analyst

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Baker Street CLO III Ltd., as Lender
By	/s/ Ian M. Burt
Title: WAREHOUSE MANAGER
Vice President Baker Street Funding , LLC
Astoria — Signature Page

Faber SPIRET Loan Trust By: Wilmington Trust Company not in its individual capacity but solely as trustee, as Lender
By	/s/ Rachel L Simpson
	Title:	Sr. Financial Services Officer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Pacifica CDO VI, Ltd
By	/s/ Peanie Wang
Title: Senior Vice President

Alcentra Warehouse, Ltd
By	/s/ Peanie Wang
Title: Senior Vice President

Oregon State Treasury
By:	AllianceBernstein L.P., as Investment Advisor, as Lender

By	/s/ Thomas Socha
Name: Thomas Socha
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Magnetite V CLO Limited, as Lender

•	Black Rock Global Floating Rate Income Trust

•	Black Rock Senior Income Series

•	Black Rock Senior Income Series II

•	Merrill Lynch Global Investment Series: Corporate Loan Income Portfolio

•	Magnetite Asset Investors L.L.C.

•	Magnetite Asset Investors III, L.L.C.

•	Magnetite IV CLO Limited

By:	/s/ Ann Rose Smith
Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
     as Administrative Agent and as Lender

Investors Bank & Trust Company as
Sub-Custodian Agent of CypressTree
International Loan Holding Company Limited

INVESTORS BANK & TRUST COMPANY AS
SUB-CUSTODIAN AGENT OF CYPRESSTREE
INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	/s/ Martha Hadeler
	Name:	Martha Hadeler
	Title:	Managing Director

By:	/s/ John A. Frabotta
	Name:	John A. Frabotta
	Title:	Director

By:	/s/ Robert Weeden
	Name:	Robert Weeden
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender Hewett’s Island CLO IV, Ltd.
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	/s/ Robert E. Weeden
	Name:	ROBERT E. WEEDEN
	Title:	Managing Director

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Franklin CLO V, as Lender
By	/s/ David Ardini
Title: David Ardini, Vice President

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Highland Floating Rate Advantage Fund, as Lender
By	/s/ M. Jason Blackburn
Title: Treasurer

Astoria — Signature Page

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Jan Street Market Value CLO I Ltd., as Lender
By	Dimaio Ahmad Capital LLC, as Manager

By	/s/ Paul Travers
	Title:	MANAGING DIRECTOR

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

KKR Financial CLO 2005-1, Ltd., as Lender
By	/s/ Illegible
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

LATITUDE CLO II, as Lender
By	/s/ Illegible
Title: CIO

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as Lender
By
Title:

Carlyle High Yield Partners VI, Ltd., as Lender
By	/s/ Mark Alter
	Title:	Managing Director
Astoria — Signature Page